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                                                                     EXHIBIT 31b

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

I, William B. Larson, certify that:

1. I have reviewed this report on Form 10-K of Commercial Metals Company;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: November 26, 2003

/s/ William B. Larson
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William B. Larson
Vice President and Chief Financial Officer


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